497(c) SAI Filing (Reg. No. 33-86006)

STATEMENT OF ADDITIONAL INFORMATION

ICAP Funds, Inc.

ICAP Discretionary Equity Portfolio
ICAP Equity Portfolio
ICAP Select Equity Portfolio
ICAP Euro Select Equity Portfolio

225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606
Telephone: 888-221-ICAP (4227)
Web site: www.icapfunds.com

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the "Company"), dated May 1, 2003. The Company is comprised of the ICAP Discretionary Equity Portfolio (the "Discretionary Equity Portfolio"), the ICAP Equity Portfolio (the "Equity Portfolio"), the ICAP Select Equity Portfolio (the "Select Equity Portfolio") and the ICAP Euro Select Equity Portfolio (the "Euro Select Equity Portfolio") (individually, the "Portfolio" and collectively, the "Portfolios").

        The Portfolios' audited financial statements for the year ended December 31, 2002 are incorporated herein by reference to the Portfolios' 2002 Annual Report.

        A copy of the Portfolios' Annual Report and/or Prospectus is available without charge upon request to the above address, toll-free telephone number or Web site.

This Statement of Additional Information is dated May 1, 2003.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Portfolios. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not legally be made.

CORPORATE ORGANIZATION

        The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

        The Company is authorized to issue shares of common stock in series and classes. The Company currently offers four series of shares: the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Equity Portfolio. Each share of common stock of each Portfolio is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Portfolio and in the residual assets of the respective Portfolio in the event of liquidation. However, each Portfolio bears its own expenses and matters affecting only one Portfolio are voted on only by that Portfolio's shareholders. The Discretionary Equity and Equity Portfolios are "diversified" and the Select Equity and Euro Select Equity Portfolios are "non-diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

        Generally, the Portfolios will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law.

INVESTMENT POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

        The following are the fundamental investment policies applicable to each Portfolio which cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities. As used herein, a "majority of the relevant Portfolio's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Portfolio.

        Neither the Discretionary Equity Portfolio nor the Equity Portfolio may:

        1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        No Portfolio may:

        2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

        3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

        4. Make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Portfolio's total assets.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

        7. Issue senior securities, except as permitted under the 1940 Act.

        8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

        With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        Each Portfolio's investment objective is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities. The investment objective of both the Discretionary Equity and the Equity Portfolios is to seek a superior total return with only a moderate degree of risk. The investment objective of the Select Equity Portfolio is to seek a superior total return. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective.

        The following are the non-fundamental investment policies applicable to each Portfolio which may be changed by the Board of Directors of the Portfolios without shareholder approval.

        No Portfolio may:

        1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

        2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

        3. Invest in illiquid securities if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

        4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

        5. Enter into option contracts or futures contracts (including options on futures contracts) or forward contracts (with respect to the Euro Select Equity Portfolio only) if more than 30% of the Portfolio's net assets would be represented by such contracts.

        6. Enter into futures contracts or options on futures contracts if more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on such contracts.

        7. Purchase securities when borrowings exceed 5% of its total assets.

        8. Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio's name without first providing shareholders of the Portfolio with at least 60 days' notice.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

        The following information supplements the discussion of the Portfolios' investment objectives and strategies described in the Prospectus under the headings "The Portfolios— Investment Objectives and Principal Investment Strategies" and "The Portfolios— Types of Investments and Portfolio Policies."

In General

        None of the Portfolios will invest more than 5% of their net assets in any one of the following types of investments:

    investment grade debt securities;
    non-investment grade debt securities (commonly referred to as "junk bonds"); and
    illiquid securities.

        Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody's Investors Service ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or Fitch, Inc. ("Fitch"), or unrated securities of comparable quality as determined by the investment adviser to the Portfolios, Institutional Capital Corporation ("ICAP"). Bonds rated Baa by Moody's or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

Non-Investment Grade Debt Securities ("Junk Bonds")

        Each Portfolio may invest up to 5% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

        Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

        All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

        As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

        Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

        Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Portfolio's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

        Liquidity and Valuation. A Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Illiquid Securities

        Each Portfolio may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, including securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board.

        The Board of Directors has delegated the day-to-day determination of the liquidity of any security to ICAP, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Warrants

        Each Portfolio may invest without limitation in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trust Securities ("REITs")

        Each Portfolio may invest without limitation in the equity securities of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio which invests in REITs will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Portfolio. Investments in REITs may subject a Portfolio to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Foreign Securities

        The Euro Select Equity Portfolio will invest at least 80% of its net assets in the equity securities of established European companies, most of which have market capitalizations of at least $2 billion. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Foreign Currency Hedging Transactions

        The Euro Select Equity Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "-Derivative Instruments," on page 8. Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The Euro Select Equity Portfolio will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. The Euro Select Equity Portfolio will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

        At the maturity of a forward or futures contract, the Euro Select Equity Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Euro Select Equity Portfolio will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Euro Select Equity Portfolio may suffer a loss.

        The Euro Select Equity Portfolio may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Portfolio the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Euro Select Equity Portfolio will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Portfolio's investments in other options, more than 30% of its net assets would be committed to such instruments.

Borrowing

        Each Portfolio is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Portfolio's total assets. A Portfolio's borrowings may create an opportunity for greater return to the Portfolio and, ultimately, the Portfolio's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by a Portfolio on any borrowings may offset or exceed the return earned on borrowed funds. Each Portfolio currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets.

Lending Portfolio Securities

        Each Portfolio may lend portfolio securities with a value not exceeding 33 1/3% of the Portfolio's total assets to brokers, dealers or other institutional borrowers as a means of earning income. In return, the Portfolios will receive collateral in cash or money market instruments. The collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold securities short. The Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Portfolios may also receive interest on the investment of collateral or a fee from the borrower as compensation for the loan. The Portfolios may pay reasonable custodial and administrative fees in connection with a loan. The Portfolios will retain the right to call, upon notice, lent securities. While there may be delays in recovery or even a loss of right in collateral should the borrower fail financially, ICAP will review the creditworthiness of the entities to which such loans are made to evaluate those risks. Although the Portfolios are authorized to lend securities, they do not presently intend to engage in lending activities.

Derivative Instruments

        In General. Each Portfolio may invest up to 30% of its net assets in derivative instruments. The Portfolios may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

        Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

        Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

        Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

        (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly ICAP's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect ICAP's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, ICAP will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

        (2) Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that ICAP reasonably believes are capable of performing under the contract.

        (3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

        (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

        (6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

        General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities.

        The Portfolios have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the notice of eligibility for the Portfolios includes representations that the Portfolios will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolios may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of each Portfolio's net assets. Adherence to these guidelines does not, however, limit a Portfolio's risk to 5% of its net assets.

        The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Portfolio assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Portfolio assets, the SEC has stated that a Portfolio may use coverage or the segregation of its assets. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

        In some cases, a Portfolio may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Portfolio uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, ICAP may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

        Options. The Portfolios may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Portfolios may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Portfolios may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

        The Portfolios may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Portfolios to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Portfolios would be considered illiquid to the extent described under "- Illiquid Securities," on page 6. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Portfolio will be obligated to purchase the security at more than its market value.

        The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

        A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolios to realize the profit or limit the loss on an option position prior to its exercise or expiration.

        The Portfolios may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolios purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolios as well as the loss of any expected benefit of the transaction.

        The Portfolios may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

        Futures Contracts. The Portfolios may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Portfolios may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Portfolios' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Portfolios may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolios will engage in this strategy only when ICAP believes it is more advantageous than purchasing the futures contract.

        To the extent required by regulatory authorities, the Portfolios may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency or interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

        An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a loss; if it is more, the Portfolio realizes a gain. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

        No price is paid by the Portfolios upon entering into a futures contract. Instead, at the inception of a futures contract, a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

        If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Under these circumstances, the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

        Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Cash Equivalents; Temporary Strategies

        The Discretionary Equity, Select Equity and Euro Select Equity Portfolios may invest up to 20% of their respective net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of their respective total assets in such instruments as a temporary defensive measure when market conditions warrant. The Equity Portfolio, on the other hand, intends to be fully invested at all times and accordingly will only hold cash or cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment which, in any case, generally will not exceed 5% of its total assets. Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-2 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Such securities include, without limitation, the following:

        U.S. Government Securities. These securities include bills, notes and bonds differing as to maturity and rates of interest which are either issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

        Certificates of Deposit. These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association. Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Portfolio's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Portfolios may not be fully insured.

        Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

        Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

        Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities. In such a transaction, at the time a Portfolio purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Portfolios to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolios is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolios could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolios. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Portfolios to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        Commercial Paper. These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for such notes; however, they are redeemable by the Portfolios at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

American Depositary Receipts

        The Portfolios may invest in American Depositary Receipts ("ADRs"). ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

        ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DIRECTORS AND OFFICERS

        Under the laws of the State of Maryland, the Board of Directors of the Portfolios is responsible for managing the Portfolios' business and affairs.

        Directors and officers of the Portfolios, together with information as to their principal business occupations during at least the last five years, and other information, are shown below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Dr. James A. Gentry The University of Illinois 140A Wohlers Hall 1206 South 6th Street Champaign, Illinois 61820 Age: 72	Director	Indefinite Term; Served as Director since December 1994

Dr. Gentry, who joined the faculty at the University of Illinois, Urbana-Champaign, in 1966, is a Professor Emeritus of Finance at the College of Business at the University. Since joining the University, Dr. Gentry has served as Associate Dean of the College of Commerce and Business Administration and has authored numerous articles and chapters in books. Currently, he teaches a graduate course in advanced financial management. In 2001, he was recognized as a University distinguished scholar/teacher. Dr. Gentry received an A.B. from Indiana State University, and an M.B.A. and D.B.A. from Indiana University.

				4	None
Joseph Andrew Hays Tribune Tower 435 North Michigan Avenue Suite 2600 Chicago, Illinois 60611 Age: 72	Director	Indefinite Term; Served as Director since July 1995

Since January 1996, Mr. Hays has been the principal in a consulting firm, The Hays Group, located in Chicago, Illinois. Since October 1999, he has served as a director of High Country News Foundation, Paonia, Colorado, a publisher of commentary on conservation issues in the eight Western states of the U.S. From September 1995 through April 1998, Mr. Hays served on the Board of Directors of Delaware Place Bank, located in Chicago, Illinois. Mr. Hays retired on December 31, 1995 from the Tribune Company, a diverse media enterprise, as Vice President for Corporate Relations and a member of its executive committee, after 12 years of service. Mr. Hays' professional career in industry has been as an executive specializing in the external affairs of corporations. Mr. Hays received a B.S. in journalism from Utah State University and a Bachelor of Laws from Indiana University.

				4	None
Harold W. Nations 3330 Dundee Road Suite C-3 Northbrook, Illinois 60602 Age: 48	Director	Indefinite Term; Served as Director since December 1994	Mr. Nations is a principal with Twin Crescents Realty LLC, a real estate investment advisory firm. He has been with Twin Crescents Realty since June 2002. Prior thereto, he was a partner with the law firm of McDermott, Will & Emery in Chicago, Illinois. He had been with McDermott, Will & Emery since June 2000. From September 1997 until May 2000, Mr. Nations was a partner with the law firm of Holleb & Coff. Mr. Nations received a B.S. in chemistry from the Georgia Institute of Technology and a J.D. from Northwestern University Law School.	4	None
Interested Directors* and Principal Officers:
Robert H. Lyon 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 53	President and Director	Indefinite Term; Served as President and Director since December 1994

Mr. Lyon joined ICAP in 1988 and has been the President, Chief Investment Officer and a Director of ICAP since 1992. Mr. Lyon served as a member of the Board of Trustees of the Nuveen Investment Trust, an open-end management investment company, from 1996 until 2000. The Nuveen Investment Trust includes the Nuveen Large-Cap Value Fund, the Nuveen Balanced Stock and Bond Fund, the Nuveen Balanced Municipal and Stock Fund and the Nuveen European Value Fund, for which ICAP currently provides sub-advisory services, and has done so since the inception of these funds in 1996. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A. in economics and received his M.B.A. from the Wharton School of Finance.

				4	None
Pamela H. Conroy 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 41	Vice President, Treasurer and Director	Indefinite Term; Served as Vice President, Treasurer and Director since December 1994

Ms. Conroy has been a Senior Vice President of ICAP since joining ICAP in August of 1994, a Director of ICAP since March 1995 and Secretary of ICAP since September 1997. As Senior Vice President, her responsibilities include oversight of accounting, systems, operations and product development. Prior to joining ICAP, Ms. Conroy worked at The Northern Trust Company where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine year period. Ms. Conroy earned a B.A. from the University of Illinois, Urbana-Champaign and an M.M. from the Kellogg School of Management at Northwestern University.

				4	None
Donald D. Niemann 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 60	Vice President and Secretary	Indefinite Term; Served as Vice President and Secretary since December 1994	Mr. Niemann was an original co-founder of ICAP and has served as Executive Vice President and a Director of ICAP since March 1993. His responsibilities at ICAP include stock research, selection and proxy analysis. From July 1995 until June 2002, Mr. Niemann also served as a Director of the Portfolios. Mr. Niemann received a B.A. in history from Princeton University, an M.S. from the London School of Economics and an M.B.A. from Harvard University. He is a Chartered Financial Analyst (CFA).	4	None

* Each of the persons listed is deemed to be an "interested person" of the Portfolios, as defined in the 1940 Act, because each such person serves as director and officer of ICAP. In addition, Mr. Lyon owns a controlling interest in ICAP.

        The following table sets forth the dollar range of Portfolio shares beneficially owned by each director as of December 31, 2002, stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	Discretionary Equity	Equity	Select Equity	Euro Select Equity
Dr. James A. Gentry	none	$50,000-$100,000	none	$10,000-$50,000
Joseph Andrew Hays	$10,000-$50,000	$10,000-$50,000	$10,000-$50,000	$10,000-$50,000
Harold W. Nations	none	none	none	$10,000-$50,000
Robert H. Lyon(2)	none	none	over $100,000	over $100,000
Pamela H. Conroy(2)	none	over $100,000	over $100,000	over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2) An "interested person" as defined in the 1940 Act.

        As of April 1, 2003, officers and directors of the Portfolios beneficially owned less than 1% of the Discretionary Equity Portfolio's then outstanding shares and less than 1% of the Equity Portfolio's then outstanding shares. As of such date, officers and directors beneficially owned 21.71% of the Select Equity Portfolio's then outstanding shares and 34.21% of the Euro Select Equity Portfolio's then outstanding shares.

        Directors and officers of the Portfolios who are also officers, directors, employees or shareholders of ICAP do not receive any remuneration from the Portfolios for serving as directors or officers. Accordingly, Mr. Lyon, Ms. Conroy and Mr. Niemann do not receive any remuneration from the Portfolios for their services as directors and/or officers. However, Dr. Gentry, Mr. Hays and Mr. Nations received the following fees in 2002 for their services as directors of the Portfolios:
Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Dr. James A. Gentry(1)	$ 20,000	$0	$0	$ 20,000
Joseph Andrew Hays(1)	$ 10,000	$0	$0	$ 10,000
Harold W. Nations(1)	$ 20,000	$0	$0	$ 20,000

(1) These three directors are not deemed to be "interested persons" as defined in the 1940 Act. They each receive $5,000 for each board meeting attended. Each of the directors has elected to receive his compensation in shares of common stock in the Portfolio or Portfolios of his choice.

CODE OF ETHICS

        The Portfolios and ICAP have adopted a Code of Ethics, as amended March 1, 2000 (the "Code"), under Rule 17j-1 of the 1940 Act. The Code governs all access persons of the Portfolios and ICAP and includes a statement of policies and procedures regarding confidential information and conflicts of interest. The term "access person" includes ICAP, and any director, officer or advisory person of a Portfolio or ICAP. An advisory person includes any employee of a Portfolio or ICAP. The Code permits access persons to buy or sell securities for their own accounts, but prohibits access persons from owning securities that are also owned by the Portfolios, subject to certain exceptions. The Code places other limitations on the acquisition of securities by access persons (other than disinterested directors) such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities. Each access person (other than disinterested directors) is required to provide duplicate copies of confirmations and brokerage statements to the administrator for the Portfolios and ICAP's compliance officer. In addition, access persons are required, on an annual basis, to compile a list of all securities holdings and provide such list to the administrator and compliance officer.

PRINCIPAL SHAREHOLDERS

        As of April 1, 2003, the following persons owned of record or are known by the Portfolios to own beneficially 5% or more of the outstanding shares of one or more of the Portfolios:
Name and Address	Portfolio	Number of Shares	Percentage of Portfolio	Percentage of Company

Presbyterian Intercommunity Hospital	Discretionary Equity	957,005	31.8%	2.8%
c/o Fiduciary Trust Co. International
700 South Flower Street, Suite 200
Los Angeles, CA 90017-4101

Presbyterian Hospital Defined Benefit Plan	Discretionary Equity	336,094	11.2%	1.0%
c/o Wells Fargo Bank, Minnesota NA
Mutual Funds Trust Operations
P.O. Box 1533
Minneapolis, MN 55480

The Parker Foundation	Discretionary Equity	196,871	6.5%	0.6%
c/o Union Bank
P.O. Box 85484
San Diego, CA 92186

FFBH Pension	Discretionary Equity	183,089	6.1%	0.5%
c/o Wells Fargo Bank, Minnesota NA
Mutual Funds Trust Operations
P.O. Box 1533
Minneapolis, MN 55480

Wendel & Co.	Discretionary Equity	157,270	5.2%	0.5%
c/o BNY Clearing Services LLC
111 East Kilbourn Ave.
Milwaukee, WI 53202

Charles Schwab & Co.	Equity	3,371,790	12.1%	9.9%
101 Montgomery St.
San Francisco, CA 94104

Fidelity Investments Institutional	Equity	3,334,244	12.0%	9.8%
Operations Co., Inc.
100 Magellan Way
Covington, KY 41015-1987

Robert H. Lyon & Donna M. Lyon	Select Equity	387,319	21.0%	1.1%
225 West Wacker Drive, Suite 2400
Chicago, IL 60606-1229

Charles Schwab & Co.	Select Equity	301,444	16.3%	0.9%
101 Montgomery St.
San Francisco, CA 94104

Michael L. Goldstein	Select Equity	145,253	7.9%	0.4%
468 West Broadway, #5G
New York, NY 10012

Mayo Foundation Segregated Fund	Select Equity	114,521	6.2%	0.3%
c/o Northern Trust Co.
P.O. Box 92956
Chicago, IL 60675

Robert H. Lyon & Donna M. Lyon	Euro Select	426,755	32.7%	1.3%
225 West Wacker Drive, Suite 2400
Chicago, IL 60606-1229

Charles Schwab & Co.	Euro Select	226,141	17.3%	0.7%
101 Montgomery St.
San Francisco, CA 94104

Mayo Foundation Segregated Fund	Euro Select	140,759	10.8%	0.4%
c/o Northern Trust Co.
P.O. Box 92956
Chicago, IL 60675

Gary S. Maurer & Laura L. Maurer	Euro Select	67,523	5.2%	0.2%
2600 N. Lakeview Ave., Apt. 9-B
Chicago, IL 60614-1837

        Any person that beneficially owns more than 25% of the outstanding shares of a Portfolio or of the Company may be considered a "controlling person" of such Portfolio or of the Company. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

        Institutional Capital Corporation ("ICAP") serves as the investment adviser to the Portfolios pursuant to an advisory agreement dated as of December 30, 1994, as amended (the "Advisory Agreement"). Mr. Lyon owns a controlling interest in ICAP and is the President, Chief Investment Officer and a director of ICAP. Ms. Conroy is a Senior Vice President, Secretary and a director of ICAP. Mr. Niemann is an Executive Vice President and director of ICAP.

        The Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios is dated as of December 30, 1994, while the amendments to the Advisory Agreement to add the Select Equity and Euro Select Equity Portfolios are dated as of December 31, 1997. The Advisory Agreement had an initial term of two years (with a December 30, 1994 or December 31, 1997 starting point, as the case may be) and is required to be approved annually thereafter by the Board of Directors of the Portfolios or by vote of a majority of the applicable Portfolio's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Portfolios' directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios was initially approved by the vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994. Most recently, the agreement was approved by the directors, including the disinterested directors, on May 22, 2002. The amendments to the Advisory Agreement to add the Select Equity and Euro Select Equity Portfolios were initially approved by a vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on November 13, 1997. Most recently, the agreement relating to the Select Equity and Euro Select Equity Portfolios was approved by the directors, including the disinterested directors, on May 22, 2002. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors, by vote of a majority of the applicable Portfolio's outstanding voting securities or by ICAP, and will terminate automatically in the event of its assignment.

        When the Board of Directors reviewed the Investment Advisory Agreement on May 22, 2002, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to each Portfolio by ICAP, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of each Portfolio's fees and expenses in relation to various industry averages; (iii) the continuation of each Portfolio's expense cap agreements; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of each Portfolio's shareholders.

        Under the terms of the Advisory Agreement, ICAP manages the Portfolios' investments and business affairs, subject to the supervision of the Portfolios' Board of Directors. At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Portfolios.

        As compensation for its services, each Portfolio pays to ICAP a monthly advisory fee at the annual rate of 0.80% of the average net asset value of the respective Portfolio. The advisory fee is accrued daily and paid monthly.

        For the years ended December 31, 2000, 2001 and 2002, ICAP waived its management fee and/or reimbursed operating expenses of the Discretionary Equity, Equity and Select Equity Portfolios to the extent necessary to ensure that the total operating expenses of each Portfolio did not exceed 0.80% of the respective Portfolio's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as amended May 1, 2003, between ICAP and the Portfolios, ICAP has contractually agreed to continue this waiver/reimbursement policy until April 30, 2004. For the years ended December 31, 2000, 2001 and 2002, ICAP received $1,237,701, $735,415 and $372,363 from the Discretionary Equity Portfolio; $7,325,864, $8,121,770 and $7,540,597 from the Equity Portfolio; and $70,481, $189,301 and $221,963 from the Select Equity Portfolio, as compensation for its services under the Advisory Agreement. The amounts received by ICAP for such services would have been $1,542,800, $993,856 and $598,008 from the Discretionary Equity Portfolio; $7,939,280, $8,754,394 and $8,152,081 from the Equity Portfolio; and $225,138, $369,090 and $416,377 from the Select Equity Portfolio, had ICAP not waived a portion of its fees during the years ended December 31, 2000, 2001 and 2002.

        For the years ended December 31, 2000, 2001, and 2002, ICAP also waived its management fee and/or reimbursed operating expenses of the Euro Select Equity Portfolio. During 2000, and from January 1, 2001 through August 31, 2001, ICAP waived its management fee and/or reimbursed operating expenses of the Euro Select Equity Portfolio to the extent necessary to ensure that its total operating expenses would not exceed 1.00% of the Portfolio's average net assets, and from September 1, 2001 through December 31, 2002 to the extent necessary to ensure that its total operating expenses would not exceed 0.80% of the Portfolio's average net assets. Pursuant to the expense cap agreement discussed above, ICAP has contractually agreed to continue this waiver/reimbursement policy - using the 0.80% limit - until April 30, 2004. For the years ended December 31, 2000, 2001 and 2002, ICAP received $157,656, $61,184 and $0 from the Euro Select Equity Portfolio as compensation for its services under the Advisory Agreement. The amounts received by ICAP for such services would have been $323,109, $235,416 and $160,941 had ICAP not waived all or a portion of its fees during the years ended December 31, 2000, 2001 and 2002.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Under the Advisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

        In executing transactions on behalf of the Portfolios, ICAP has no obligation to deal with any broker or dealer. Rather, ICAP seeks the best qualitative execution. The best net price is an important factor, but ICAP also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Portfolios may not pay the lowest commission or spread available on a particular transaction. Brokerage will not be allocated based on the sale of a Portfolio's shares.

        For the years ended December 31, 2000, 2001 and 2002, the aggregate amount of brokerage commissions paid by the Discretionary Equity Portfolio was $311,705, $199,470 and $126,469; the aggregate amount of brokerage commissions paid by the Equity Portfolio was $1,333,209, $1,387,975 and $1,714,281; the aggregate amount of brokerage commissions paid by the Select Equity Portfolio was $148,480, $242,856 and $356,908; and the aggregate amount of brokerage commissions paid by the Euro Select Equity Portfolio was $244,133, $165,247 and $135,897.

        Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Portfolios. ICAP believes that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to them. Such higher commissions will not, however, be paid by the Portfolios unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts, including the Portfolios, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Advisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the Portfolios are reasonable in relation to the benefits to the Portfolios over the long term.

        For the year ended December 31, 2002, the aggregate amount of brokerage commissions for transactions for which research services were provided paid by the Discretionary Equity Portfolio was $85,556; the aggregate amount of such commissions paid by the Equity Portfolio was $1,190,779; the aggregate amount of such commissions paid by the Select Equity Portfolio was $240,906; and the aggregate amount of such commissions paid by the Euro Select Equity Portfolio was $127,008. During the year ended December 31, 2002, the Discretionary Equity Portfolio, Equity Portfolio and Select Equity Portfolio acquired shares of Goldman Sachs Group, Inc., one of the Company's regular broker dealers. As of December 31, 2002, the value of the shares held were $1,174,725, $17,222,490 and $766,125 for the Discretionary Equity Portfolio, Equity Portfolio and Select Equity Portfolio, respectively. During the year ended December 31, 2002, the Euro Select Equity Portfolio acquired shares of Credit Suisse Group ADR, the parent company of Credit Suisse First Boston Corp., one of the Company's regular broker dealers. As of December 31, 2002, the value of the shares held was $810,768.

        ICAP places portfolio transactions for other advisory accounts in addition to the Portfolios. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Portfolios. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, ICAP believes such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Portfolios. In making such allocations between the Portfolios and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR

        Pursuant to an Administration and Fund Accounting Agreement dated as of November 20, 2002, UMB Fund Services, Inc. ("UMBFS"), provides administrative and fund accounting services to the Portfolios. Under this agreement, UMBFS calculates the daily net asset value of each Portfolio and provides various administrative services to the Portfolios, including clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals. For the years ended December 31, 2000, 2001 and 2002, UMBFS received $643,540, $652,966 and $611,492, for its services under this agreement.

        UMBFS's address is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233.

ANTI-MONEY LAUNDERING PROGRAM

        Each Portfolio has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

        Procedures to implement the Program include, but are not limited to, determining that the Portfolios' Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control, and a complete and thorough review of all new account applications. The Portfolios will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

        Pursuant to the USA PATRIOT Act and the Program, a Portfolio may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Portfolio may be required to transfer the account or proceeds of the account to a governmental agency.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        As custodian for the Portfolios' assets, UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, has custody of all securities and cash of each Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Portfolios.

        UMBFS, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233 acts as transfer agent and dividend-disbursing agent for the Portfolios.

        UMB Bank, n.a., and UMBFS are wholly-owned subsidiaries of UMB Financial Corporation.

PURCHASE AND PRICING OF SHARES

Purchase of Shares

        Shares of the Portfolios are offered and sold on a continuous basis at the net asset value next calculated after the time UMBFS receives a purchase or redemption order in good form. Please see "Your Account— How to Buy Shares" in the Prospectus for more information.

        Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with ICAP may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Portfolio through a financial intermediary, certain features of the Portfolio relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with ICAP. In addition, certain operational policies of a Portfolio, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Portfolio and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Portfolio may pay, directly or indirectly through arrangements with ICAP, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Portfolio to their customers provided, however, that the Portfolio will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Portfolio. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary. UMBFS may enter into similar agreements with financial intermediaries on behalf of the Portfolios. In the event UMBFS enters into any such agreements, UMBFS, not the Portfolios, will be responsible for compensating such third party intermediaries for their services.

Purchases and Redemptions In Kind

        Shares of a Portfolio may be purchased "in kind," subject to ICAP's approval and its determination that the securities are acceptable investments for the Portfolio and that they have a value that is readily ascertainable in accordance with the Portfolio's valuation policies and procedures adopted by the Board of Directors. In an in kind purchase, investors transfer securities to a Portfolio in exchange for Portfolio shares. Securities accepted by a Portfolio in an in kind purchase will be valued at market value.

        Shares of a Portfolio may be redeemed "in kind," if so requested by a shareholder, and in accordance with procedures adopted by the Board of Directors. In general, shareholders redeeming in kind will receive their proportionate share of each security and cash position held by the Portfolio valued in the same manner as the Portfolio determines its net asset value (generally market value). Redemptions in kind are subject to ICAP's approval and will only be effected when it is in the best interests of all shareholders of the Portfolio.

Pricing of Shares

        Shares of each Portfolio are offered to the public at the net asset value per share next computed after the time the purchase application and funds are received in proper order. The net asset value per share of each Portfolio is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Portfolio is not required to calculate its net asset value on days during which it receives no orders to purchase or redeem shares. Net asset value per share for each Portfolio is calculated by taking the market value of the Portfolio's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that Portfolio. The result, rounded to the nearest cent, is the net asset value per share.

        In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price. However, securities traded on an exchange or Nasdaq for which there were no transactions on a given day and securities not listed on an exchange or Nasdaq are valued at the most recent bid price. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors, or its delegate. The Board of Directors may approve the use of pricing services to assist the Portfolios in the determination of net asset value. Short-term fixed income securities held by the Portfolios are generally valued on an amortized cost basis.

        The calculation of the net asset value of a Portfolio may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of the Portfolios.

        Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Although foreign assets are valued in U.S. dollars on a daily basis, foreign assets are not converted into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Portfolio's net asset value on that day. If events that materially affect the value of a Portfolio's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors, or its delegate. Certain of the securities holdings of the Portfolios may, from time to time, be listed primarily on foreign exchanges that trade on other days than those on which the NYSE is open for business. As a result, the net asset value of the applicable Portfolio may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.

TAXATION OF THE PORTFOLIOS

In General

        Each Portfolio intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Portfolio fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the disqualifying Portfolio would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Portfolio. What this means for shareholders of such Portfolio is that the cost of investing in the Portfolio would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Portfolio, rather than to invest indirectly in such securities through the Portfolio.

Foreign Transactions

        Interest and dividends received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        Each Portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (iii) attributable to fluctuations in exchange rates between the time a Portfolio accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Portfolio may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Portfolio would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Derivative Instruments

        The use of derivative strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio will realize in connection therewith. Gains from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the "Income Requirement." The "Income Requirement" is a requirement under Subchapter M of the Code that a regulated investment company must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities of those currencies.

        For federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures or forward currency contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and are held by the Portfolio as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Portfolio makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

        This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state or local tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

        The historical performance or return of the Portfolios (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Portfolios' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Portfolio over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value changes over the period.

        The average annual total return (before taxes) of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

        Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gain dividends paid by a Portfolio have been reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        A Portfolio may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Portfolio. A Portfolio's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Portfolio for a specified period of time. A Portfolio's total return after taxes on distributions and sale of Portfolio shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Portfolio shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Portfolio. State and local taxes are ignored.

        Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        The average annual total return (after taxes on distributions) for each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Portfolio distributions but not after taxes on redemption.

        The average annual total return (after taxes on distributions and sale of Portfolio shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and sale of Portfolio shares).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Portfolio distributions and sale of Portfolio shares.

        Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

        Discretionary Equity Portfolio. The average annual total returns for the Discretionary Equity Portfolio for the one-year period ended December 31, 2002, the five year period ended December 31, 2002 and since inception (December 31, 1994) were (24.88)%, 0.05% and 10.29%. The average annual total returns (after taxes on distributions) for the same periods were (25.17)%, (1.67)% and 7.42%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (15.26)%, (0.10)% and 7.71%.

        Equity Portfolio. The average annual total returns for the Equity Portfolio for the one-year period ended December 31, 2002, the five year period ended December 31, 2002 and since inception (December 31, 1994) were (24.66)%, 0.91% and 11.38%. The average annual total returns (after taxes on distributions) for the same periods were (24.96)%, 0.10% and 9.56%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (15.13)%, 0.56% and 8.83%.

        Select Equity Portfolio. The average annual total returns for the Select Equity Portfolio for the one-year period ended December 31, 2002, the five year period ended December 31, 2002 and since inception (December 31, 1997) were (24.53)%, 3.58% and 3.58%. The average annual total returns (after taxes on distributions) for the same periods were (24.73)%, 2.83% and 2.83%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (15.05)%, 2.67% and 2.67%.

        Euro Select Equity Portfolio. The average annual total returns for the Euro Select Equity Portfolio for the one-year period ended December 31, 2002, the five year period ended December 31, 2002 and since inception (December 31, 1997) were (18.37)%, 1.92% and 1.92%. The average annual total returns (after taxes on distributions) for the same periods were (18.83)%, 0.24% and 0.24%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (11.24)%, 0.96% and 0.96%.

Comparisons

        From time to time, in marketing and other literature, the Portfolios' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

        The Portfolios' performance may also be compared to the performance of other mutual funds tracked by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

        Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of or selections from, editorials or articles about the Portfolios. Sources for Portfolio performance and articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

        The Portfolios may compare their performance to a wide variety of indices and measures of inflation including the S&P 500® Index, the S&P/BARRA Value Index and the Morgan Stanley Capital International Europe Index. There are differences and similarities between the investments that the Portfolios may purchase and the investments measured by these indices.

        The performance of the Portfolios may also be discussed during television interviews of ICAP personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 has been selected as the independent accountants for the Portfolios.

FINANCIAL STATEMENTS

        The following audited financial statements are incorporated herein by reference to the Portfolios' Annual Report for the year ended December 31, 2002 as filed with the SEC on February 11, 2003:

(a) Schedules of Investments by Sector as of December 31, 2002.

(b) Statements of Assets and Liabilities as of December 31, 2002.

(c) Statements of Operations for the Year Ended December 31, 2002.

(d) Statements of Changes in Net Assets for the years ended December 31, 2001 and 2002.

(e) Financial Highlights for the years ended December 31, 1998, 1999, 2000, 2001 and 2002.

(f) Notes to Financial Statements.

(g) Report of Independent Accountants dated January 24, 2003.